Ticker: EGBN
www.eaglebankcorp.com
 FBR Capital Markets Fall Investor Conference

 November 30, 2010

Forward Looking Statements
This presentation contains forward looking statements within the meaning of the Securities and
Exchange Act of 1934, as amended, including statements of goals, intentions, and expectations as to future trends, plans, events or results of Company operations and policies and regarding general economic conditions. In some cases, forward-looking statements can be identified by use of words such as “may,” “will,” “anticipates,” “believes,” “expects,” “plans,” “estimates,” “potential,”
“continue,” “should,” and similar words or phrases. These statements are based upon current and anticipated economic conditions, nationally and in the Company’s market, interest rates and interest rate policy, competitive factors and other conditions which by their nature, are not susceptible to accurate forecast and are subject to significant uncertainty. For details on factors that could affect these expectations, see the risk factors and other cautionary language included in the Company’s Annual Report on Form 10-K and other periodic and current reports filed with the
SEC. Because of these uncertainties and the assumptions on which this discussion and the forward-looking statements are based, actual future operations and results in the future may differ materially from those indicated herein. Readers are cautioned against placing undue reliance on any such forward-looking statements. The Company’s past results are not necessarily indicative of future performance. The Company does not undertake to publicly revise or update forward-
looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law.
For further information on the Company please contact:     Michael T. Flynn
                                                                                     Executive Vice President
                                                                                     240-497-2040
                                                                                     mflynn@eaglebankcorp.com

Company Overview
Eagle Bancorp, Inc. is a rapidly growing commercial bank headquartered in
       Bethesda, Maryland
            o     $2.0 billion in assets, focused on Washington, DC Metro Area with 12 branches
            o     Commercially oriented business model with deep relationships on loan and deposit side of balance sheet
            o     2nd largest bank headquartered in Maryland by Assets and Market Capitalization
Positioned as an alternative solution between small community banks and regional /
       money center banks
            o      Growth oriented culture based on sales and service
            o      Provides customers with immediate access to senior management/decision-makers with local market knowledge
            o     Largest deposit market share in Washington, DC (proper) of any locally-based bank, and
                   5th largest locally-based bank in the Metro Area
            o     Quickly becoming the leading community bank in the Washington, DC Metro Area
Note: Financial data at September 30, 2010. Deposit market share data as of June 30, 2010.

History of Growth
Founding members had extensive banking experience
Raised $16.5 million in initial subscription offering - 1997*
Commenced operations with three Maryland branches - July, 1998
Second subscription offering raised $30 million - 2003*
Reached $500 million in assets in 2004
Private placement of $12.1 million of subordinated debt - August 2008 (Current balance $9.3 million)
Fidelity & Trust Financial Corporation (“F&T”) acquisition completed - August 31, 2008
$1.4 billion of assets upon completion of acquisition
Placed $38.2 million of TARP Preferred Stock - December, 2008 (Current balance $23.2 million)
$55 million common stock offering - September, 2009
Reached $2.0 billion in assets - September, 2010
*1997, 2003 and 2009 subscription offerings were over subscribed

Total Assets:	**$2.0 billion**
Total Loans:	**$1.5 billion**
Total Deposits:	**$1.6 billion**
Tangible Common Equity:	**$175.5 million**
Tangible Common Book Value per Share (1):	**$8.92**
Shares Outstanding:	**19,671,797**
TARP Preferred:	**$23.2 million**
Headquarters:	**Bethesda, Maryland**
Market Capitalization (at November 3, 2010):	**$250.0 million**
Insider Ownership:	**17%**
Institutional Ownership:	**39%**
Member of Russell 3000 (Added June 26, 2009)	**Yes**

1) "This constitutes a non-GAAP financial measure. Please refer to the GAAP reconciliation in the appendices on page 45 for a discussion on non-GAAP financial measures and a reconciliation to the most comparable GAAP measures."

Note: Data at September 30, 2010 unless otherwise noted.

Summary Statistics - September 30, 2010

Bethesda
Falls Church
Branch Locations
Maryland 7
Washington, DC 4
Virginia 1
12
In-Process 2
Total 14
7.5mi
Copyright (C) 2009 SNL Financial LC. All rights reserved

EagleBank Locations
Tyson's Corner
Montgomery County
Prince George’s
County
Alexandria
Arlington
Fairfax County
Loudoun
County
Washington, DC
Resto
n

Market Information -Washington, DC
Metropolitan Statistical Area
Population                                                                                     6.2 Million
5th largest market in the U.S.
Employment                                                                                   2.9 Million
Average annual job creation is 37,500
Highest in net new job growth in the U.S. over last decade
Washington DC Metro area has highest concentration of fastest growing private companies in U.S. (according to Inc. Magazine)
Gross Regional Product (GRP)                                                      $443 Billion
5th largest regional economy in the U.S.
5.3% CAGR in GRP over last 20 years
Federal Government Spending is 33.3% of GRP
Source: Greater Washington Initiative 2010 Regional Report

100
80
60
40
20
0
-20
-40
-60
-80
-100
New York
Los Angeles
Chicago
Dallas
Philadelphia
Houston
Boston
Miami
Atlanta
Detroit
SF-Oakland
Minneapolis
Phoenix
Seattle

Largest US Markets, Job Change Aug ‘09 - Aug ‘10
(000s)
Washington + 20,500
Source: BLS Benchmark, GMU Center for Regional Analysis

14
12
10
8
6
4
2
0
Washington
Minneapolis
Dallas
Boston
Houston
Seattle
Phoenix
New York
Philadelphia
Atlanta
SF-Oakland
Chicago
Miami
Los Angeles
Detroit

Unemployment Rate - Largest US Markets
 May 2010
Source: BLS, Not Seasonally Adjusted
6.0
US 9.3%

Total Federal Spending of 33.3%

Other Federal
15.2%
International
4.8%
Hospitality
2.0%
Associations
2.2%
Federal Procurement
18.1%
Non-Local Business
11.8%
Other
7.0%
Local Business
38.9%

Greater Washington Economy
Note: Other includes Health/Education, Media
Source: George Mason University, Center for Regional Analysis

Deposit Market Share

WASHINGTON, DC METROPOLITAN AREA

(Dollar Values in Thousands)

Rank	Local Rank	Ticker	Company Name	Headquarters City	State	Branches in List	Deposit Market Share June 30,2010 Balance		%
1	1	COF	Capital One	McLean	VA	217	$	26,627,589	19.25%
2		WFC	Wells Fargo & Co	San Francisco	CA	152		19,693,644	14.23%
3		BAC	Bank of America	Charlotte	NC	184		17,696,939	12.79%
4		STI	SunTrust	Atlanta	GA	181		14,458,364	10.45%
5		BBT	BB&T Corp	Winston-Salem	NC	186		12,262,904	8.86%
6		PNC	PNC Bank	Pittsburgh	PA	179		8,307,917	6.00%
7		C	Citibank	New York	NY	39		5,050,089	3.65%
8		MTB	M&T Bank Corp	Buffalo	NY	105		3,508,550	2.54%
9			HSBC Bank	London		11		2,636,799	1.91%
10	2	VCBI	Virginia Commerce Bank	Arlington	VA	29		2,314,974	1.67%
11	3	SASR	Sandy Spring Bank	Olney	MD	32		2,188,958	1.58%
12		UBSI	United Bank	Parkersburg	WV	37		2,121,796	1.53%
13	4	BHRB	Burke & Herbert Bank & Trust	Alexandria	VA	22		1,698,389	1.23%
14	**5**	**EGBN**	**Eagle Bancorp, Inc.**	**Bethesda**	**MD**	**13**		**1,580,555**	**1.14%**
15			Toronto Dominion Bank	Toronto		33		1,471,211	1.06%
16	6	CFNL	Cardinal Financial Corp	McLean	VA	26		1,368,119	0.99%
17			Acacia Federal Savings Bank	Falls Church	VA	1		950,269	0.69%
18	7	MBRG	Middleburg Financial Corp	Middleburg	VA	8		863,043	0.62%
19	8	ANCX	Access National Corp	Reston	VA	5		608,069	0.44%
20	9		Presidential Bank, FSB	Bethesda	MD	9		539,058	0.39%
21	10	UBSH	Union First Market Bank	Bowling Green	VA	15		528,049	0.38%
22	11	FBSS	Fauquier Bank	Warrenton	VA	10		493,053	0.36%
23	12	ABVA	Alliance Bank Corp	Chantilly	VA	6		486,681	0.35%
24	13	TCFC	Community Bank of Tri-County	Waldorf	MD	7		456,482	0.33%
25	14	ABKH	American Bank Holdings	Greenbelt	MD	6		393,949	0.28%
			All Others			251		10,044,758	7.26%
				Total		1,764	$	138,350,208	100%

Washington, D.C. Metro Area: MD- Montgomery and Prince George's; DC - Washington DC; VA - Arlington, Alexandria, Fairfax, Fairfax (City), Falls Church, Loudon, Prince William, Manassas, Manassas Park

Note: Shaded companies in grey denote those companies headquartered outside of Washington, D.C. Metro Area. Data excludes: E*Trade and UNIFI Mutual Holding Company whose deposits are substantially from outside of the defined market area.
Source: FDIC, as of June 30, 2010

Total Assets
$2,250
$2,000
$1,750
$1,500
$1,250
$1,000
$750
$500
$250
$0
Millions of Dollars
EGBN CAGR 24.9%
EGBN CAGR 19.7% (Excluding F&T Acquisition)
Peer CAGR: 8.8%1
05Q1 05Q2 05Q3 05Q4 06Q1 06Q2 06Q3 06Q4 07Q1 07Q2 07Q3 07Q4 08Q1 08Q2 08Q3 08Q4 09Q1 09Q2 09Q3 09Q4 10Q1 10Q2 10Q3

Consistent Balance Sheet Growth
(1) Regional peers includes publicly-traded commercial banks with assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and
 Delaware who reported total assets at all reporting periods shown above.
Source: SNL Financial

Net Income Available to Common
TARP Dividend
Thousands of Dollars
$5,000
$4,750
$4,500
$4,250
$4,000
$3,750
$3,500
$3,250
$3,000
$2,750
$2,500
$2,250
$2,000
$1,750
$1,500
$1,250
$1,000
EGBN Net Income CAGR: 21.2%
EGBN Net Income Available to Common CAGR: 19.7%
05Q1 05Q2 05Q3 05Q4 06Q1 06Q2 06Q3 06Q4 07Q1 07Q2 07Q3 07Q4 08Q1 08Q2 08Q3 08Q4 09Q1 09Q2 09Q3 09Q4 10Q1 10Q2 10Q3

Consistent Net Income Growth
Peer CAGR: 0.2%¹
(1) Regional peers includes publicly-traded commercial banks with assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and
 Delaware who reported net income or loss for all reporting periods shown above.
Source: SNL Financial
 $4,766

Key Ratios (at or for the quarter ended September 30, 2010):

	EGBN	Peers
Net Interest Margin	4.10%	3.75%
Efficiency Ratio	58.68%	62.18%
NPAs + 90 Days Past Due/Total Assets	1.46%	2.92%
NPLs + 90 Days Past Due/Total Loans	1.61%	2.76%
Allowance Loan Losses/Gross Loans	1.45%	1.75%
Tangible Common Equity/Tangible Assets (1)	8.77%	8.25%
Return on Average Assets	0.96%	0.42%
Return on Average Equity	9.93%	3.82%

Financial Indicators - Regional Peer Analysis
Note: Regional peer data is average for publicly-traded commercial banks with Assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland,
Pennsylvania and Delaware who reported at all reporting periods shown above.
Source: SNL Financial

Home Equity
5.8%
Other Consumer
0.5%
Land
4.8%
C&I
25.4%
Construction
11.6%
Residential Mortgage
0.8%
Owner Occupied CRE
13.7%
Income Producing CRE
37.5%

Prince William
1.6%
Other VA
2.9%
Other USA
3.4%
Fairfax
6.6%
Loudoun
1.7%
Arlington
1.3%
Montgomery
29.2%
Alexandria
1.3%
Prince George's
8.6%
Washington DC
34.0%
Other MD
9.4%

Loan Portfolio Composition
Loan Portfolio by Type
Loan Portfolio by Location
Note: At September 30, 2010
Total Gross Loans: $1.5 Billion

Industrial
0.4%
Land
3.0%
Mixed Use
13.1%
Mixed Use - Predom
Retail/Comm
4.1%
Multifamily
16.7%
Office
13.5%
Residential Condo
22.9%
Retail - Single Tenant
0.7%
Single & 1-4 Family
23.4%
Storage
2.3%

Total: $177.8 Million

Storage
1.6%
Cash
0.6%
Church
1.0%
Comm Condo
1.0%
Coop
0.5%
Education
1.5%
Gas Station
0.4%
Health Care
2.1%
Hotel/Motel
8.1%
Industrial
5.0%
Land
4.9%
Leasehold DOT
1.3%
Mixed Use
7.4%
Mixed Use - Predom
Retail/Comm
2.3%
Multifamily
8.6%
Office
24.0%
Residential Condo
2.2%
Restaurant
1.1%
Retail
3.5%
Retail - 2/3 Tenant
1.2%
Retail - 4+/Strip Center
7.7%
Retail - Single Tenant
2.1%
Single & 1-4 Family
10.4%
Special Use
1.6%

Total: $573.8 Million

Note: At September 30, 2010

Diversified Commercial Real Estate Loans
Construction Loans by Type
Income Producing CRE by Type

30
20
10
0
-10
-20
-30
6 11 14 14 20 22 2
2 2 2 1 1 0 6 4 0 0 -2 0
-9 -5 -12 -11 -13 -13 -16 -17 -23 -18 -23 -25
-24 -26 -20 -18 -14 -10 -9 -7 0 -4 3 9
6 6 4 6 5 4 7 5 4
2000 2002 2004 2006
Feb Apr Jun Aug Oct Dec
Feb Apr Jun Aug Oct Dec
Feb Apr Jun Aug Oct Dec
Feb Apr June Aug

Average Sales Price Percent Change Washington MSA
All Housing Types
%
Source: MRIS, GMU Center for Regional Analysis
Annual Change                          Annual Change by Month
                             2007                      2008                      2009                   2010

New Condominium Inventory
Washington, DC
Current Inventory = 714 Units
2005
2006
2007
2008
2009
2010
Source: The Mayhood Co, October, 2010

Credit Quality Trends

(Dollars Values in Thousands)	As of Dec 2008	As of Mar 2009	As of Jun 2009	As of Sep 2009	As of Dec 2009	As of Mar 2010	As of Jun 2010	As of Sep 2010
30-89 Days Past Due	$ 14,123	$ 19,740	$ 7,762	$ 11,499	$ 18,849	$ 29,336	$ 31,259	$ 28,125
Nonperforming Assets:								
90 or More Days Past Due	$ -	$ 10,909	$ -	$ -	$ -	$ -	$ -	$ -
Nonaccrual	25,457	35,585	30,993	22,775	22,024	20,977	24,026	23,372
Restructured Loans	-	-	-	-	-	-	1,297	1,289
Total Nonperforming Loans (NPLs)	$ 25,457	$ 46,494	$ 30,993	$ 22,775	$ 22,024	$ 20,977	$ 25,323	$ 24,661
Other Real Estate Owned (OREO)	909	3,289	3,081	4,581	5,106	3,906	3,556	4,581
Total Nonperforming Assets	$26,366	$49,783	$34,074	$27,356	$27,130	$24,883	$28,879	$29,242
NPAs + 90 Days Past Due/Assets	1.76%	3.33%	2.14%	1.63%	1.50%	1.36%	1.49%	1.46%
Reserves	$ 18,403	$ 19,051	$ 19,650	$ 19,929	$ 20,619	$ 21,045	$ 21,741	$ 22,240
Reserves/Loans	1.45%	1.50%	1.50%	1.51%	1.47%	1.47%	1.45%	1.45%
Reserves/NPLs	72.29%	40.98%	63.40%	87.50%	93.62%	100.33%	85.86%	90.18%
Charge-Offs (Quarterly)								
NCOs/Average Loans	0.05%	0.29%	0.35%	0.48%	0.54%	0.36%	0.38%	0.39%

 Asset Quality remains at a very strong level
 An adequate Allowance is being maintained

(Dollar Values in Thousands)	As of September 30, 2009		As of December 31, 2009		As of September 30, 2010		Annual Growth Rate	Last 9 Months (Annualized)
Loan Type								
	Balance	% of Total	Balance	% of Total	Balance	% of Total	%	%
Commercial and Industrial	$ 329,316	25.0%	$ 350,614	25.1%	$ 388,401	25.4%	17.9%	14.3%
Commercial Real Estate:								
Owner Occupied	189,742	14.4%	196,778	14.1%	210,053	13.7%	10.7%	9.0%
Income Producing	451,717	34.3%	500,105	35.7%	573,798	37.5%	27.0%	19.6%
Land	75,460	5.7%	72,760	5.2%	74,066	4.8%	(1.8%)	2.4%
Construction	169,631	12.9%	177,051	12.7%	177,803	11.6%	4.8%	0.6%
Residential Mortgage	8,789	0.7%	9,949	0.7%	11,529	0.8%	31.2%	21.1%
Home Equity	86,719	6.6%	85,888	6.1%	88,200	5.8%	1.7%	3.6%
Other Consumer	5,715	0.4%	6,166	0.4%	7,096	0.5%	24.2%	20.1%
Total Loans	$ 1,317,089	100.0%	$ 1,399,311	100.0%	$ 1,530,946	100.0%	16.2%	12.5%

Loan Portfolio Trends
 Focus on reducing construction as a percentage of the overall portfolio
 Continued effort to grow C&I and Owner Occupied loans

(Dollar Values in Thousands)	As of September 30, 2009		As of December 31, 2009		As of September 30, 2010		Annual Growth Rate	Last 9 Months (Annualized)
Deposit Type	Balance	% of Total	Balance	% of Total	Balance	% of Total	%	%
Noninterest Bearing	$ 233,994	17.6%	$ 307,959	21.1%	$ 380,167	23.1%	62.5%	31.2%
Interest Bearing Transaction	55,490	4.2%	59,720	4.1%	62,722	3.8%	13.0%	6.7%
Savings & Money Market	475,138	35.7%	582,854	39.9%	693,381	42.0%	45.9%	25.2%
Core CD's	468,929	35.2%	441,819	30.3%	449,700	27.3%	(4.1%)	2.4%
Wholesale CD's	98,428	7.4%	67,922	4.6%	60,121	3.7%	(38.9%)	(15.3%)
Total Deposits	$ 1,331,979	100%	$ 1,460,274	100%	$ 1,646,091	100%	23.6%	16.9%

 Commercial focus drives growth of Non-interest Bearing Demand accounts
 Taking business from regional/super-regional banks, but demanding relationship pricing
 Still have tremendous opportunity based on current market share in DC Metro Area
Deposit Composition Trends

EGBN
Peers
5.25%
4.75%
4.25%
3.75%
3.25%
Net Interest Margin (%)
4.10%
3.78%
1Q2005
2Q2005
3Q2005
4Q2005
1Q2006
2Q2006
3Q2006
4Q2006
1Q2007
2Q2007
3Q2007
4Q2007
1Q2008
2Q2008
3Q2008
4Q2008
1Q2009
2Q2009
3Q2009
4Q2009
1Q2010
2Q2010
3Q2010

Superior Relationships = Superior Net Interest Margin
Note: Regional peers includes publicly-traded commercial banks with Assets between $1 and $5 billion and headquartered in Washington, DC, Virginia,
 West Virginia, Maryland, Pennsylvania and Delaware who reported net interest margin for all periods shown above.
Source: SNL Financial
F&T closed August 31, 2008

(Dollars Values in Thousands)	September 30, 2008	December 31, 2008	September 30, 2009	December 31, 2009	March 31, 2010	June 30, 2010	September 30, 2010
Total Assets	$ 1,457,545	$ 1,496,827	$ 1,682,773	$ 1,805,504	$1,832,991	$1,937,265	$ 2,006,146
Total Capital	$ 100,593	$ 142,371	$ 201,516	$ 188,321	$ 192,465	$ 196,743	$ 202,301
Tier 1 Leverage Ratio	8.79%	9.22%	11.68%	10.29%	10.00%	9.84%	9.66%
Tier 1 Risk Based Capital Ratio	7.55%	9.78%	13.65%	11.82%	11.77%	11.15%	10.88%
Total Risk Based Capital Ratio	9.75%	11.93%	15.57%	13.57%	13.50%	12.85%	12.66%
Tangible Common Equity Ratio (1)	6.72%	6.87%	9.56%	8.96%	9.06%	8.79%	8.77%

Capital Strength
$12.1 million of Sub-debt raised in August, 2008, $2.9 million repaid in September, 2009
$38.2 million of TARP Preferred Stock placed in December, 2008, $15 million redeemed in
         December, 2009
$55.2 million raised through common stock offering in September, 2009

Looking Ahead
Focus on organic growth
                      o          Take advantage of dislocation in market
                      o          Hire seasoned lenders
                      o          Increase Northern Virginia footprint
                      o          Focus on relationships to increase deposit penetration
Profitability
                      o          Continued focus on Net Interest Margin
                      o          Grow noninterest components of revenue
                      o          Diligent expense control to improve Efficiency Ratio
                      o          Lower effective tax rate
                      o          Continued evaluation of redemption of remaining TARP funds
Potential acquisitions
Continued emphasis on credit quality

Why Invest in EGBN?
 Driven by Profitability
 Superior Net Interest Margin
 Emphasis on Core Deposits and Deep Relationship Banking
 Strong Organic Growth
 Geographic Market Positioning
 Experienced and Dedicated Board and Management Team - 17% Insider Ownership
 Exceptional Asset Quality Record
 Conservative Securities Portfolio
 Proven Ability to Execute Acquisitions

Price Change (%)
EGBN
S&P 500
NASDAQ Bank
60.00
50.00
40.00
30.00
20.00
10.00
0.00
-10.00
Nov-09
Dec-09
Jan-10
Feb-10
Mar-10
Apr-10
May-10
Jun-10
Jul-10
Aug-10
Sep-10
Oct-10
Nov-10

EGBN Stock Price Performance
Source: SNL Financial

Any Questions ?

Appendices

Quarterly Pre-Tax Pre-Provision Net Revenue
EGBN CAGR: 22.1%
Peer CAGR: 5.5%
Millions of Dollars
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
05Q1 05Q2 05Q3 05Q4 06Q1 06Q2 06Q3 06Q4 07Q1 07Q2 07Q3 07Q4 08Q1 08Q2 08Q3 08Q4 09Q1 09Q2 09Q3 09Q4 10Q1 10Q2 10Q3

Pre-Tax, Pre-Provision Income
(1) Regional peers includes publicly-traded commercial banks with assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware
 who reported pre-tax pre-provision net revenues for all reporting periods shown above.
Source: SNL Financial

(Dollar Values in Thousands)

County		C&I		Owner Occupied CRE		Income Producing CRE	Construction		Land		Residential Mortgage	Home Equity		Other Consumer		TOTAL	% of Total
Maryland																	
Montgomery	$	137,552	$	57,148	$	129,445	$ 48,384	$	8,367	$	1,355	$ 59,953	$	5,481	$	447,685	29.2%
Prince George's		26,543		19,936		66,047	14,870		2,257		1,249	1,005		138		132,045	8.6%
Other MD		15,031		24,163		69,781	20,063		9,736		945	3,460		180		143,359	9.4%
Washington, DC	$	127,698	$	82,497	$	205,618	$ 72,544	$	17,869	$	1,302	$ 12,888	$	374	$	520,790	34.0%
Virginia																	
Alexandria		4,611		2,550		8,630	866		-		1,536	1,088		94		19,375	1.3%
Arlington		8,319		-		8,685	-		-		1,000	1,085		184		19,273	1.3%
Fairfax	$	44,241	$	10,323	$	40,246	$ 1,314	$	-	$	350	$ 4,509	$	203	$	101,186	6.6%
Loudoun		4,621		1,190		13,790	2,212		2,212		336	1,250		72		25,683	1.7%
Prince William		1,740		2,501		3,409	6,240		10,764		-	312		25		24,991	1.6%
Other VA		998		8,049		15,053	2,071		16,873		247	886		56		44,233	2.9%
Other USA	$	17,047	$	1,696	$	13,094	$ 9,239	$	5,988	$	3,209	$ 1,764	$	289	$	52,326	3.4%
Total	$	388,401	$	210,053	$	573,798	$177,803	$	74,066	$	11,529	$ 88,200	$	7,096		$1,530,946	100.0%

Geographic Detail of Loan Portfolio
Note: At September 30, 2010
Concentration in quality markets: Washington, DC, Montgomery County,
       Fairfax County
Low levels of exposure to markets hit hardest by real estate downturn

(Dollar Values in Thousands)

Loan Portfolio as of September 30, 2010

Risk Rating	Balance	% of Loans
1000 - Prime	$ 5,267	0.3%
2000 - Excellent	119,527	7.8%
3000 - Good	576,852	37.7%
4000 - Acceptable	484,534	31.6%
5000 - Acceptable with Risk	223,361	14.6%
6000 - Watch	39,204	2.6%
7000 - Special Mention	26,651	1.7%
8000 - Substandard	54,015	3.5%
9000 - Doubtful	1,535	0.1%
9999 - Loss	-	0.0%
	$ 1,530,946	**100.0%**

9000 - Doubtful 0.1%
9999 - Loss 0.0%
1000 - Prime 0.3%
8000 - Substandard 3.5%
2000 - Excellent 7.8%
7000 - Special Mention 1.7%
6000 - Watch 2.6%
5000 - Acceptable with Risk 14.6%
3000 - Good 37.7%
4000 - Acceptable 31.6%

Loan Portfolio by Risk Rating
Loan portfolio and risk ratings reviewed by independent, third-party credit review quarterly

(Dollar Values in Thousands)

County	C&I	Commercial Real Estate Owner Occupied CRE	Commercial Real Estate Income Producing CRE	Residential Mortgage	Construction	Land	Home Equity	Other Consumer	TOTAL NPLs	OREO	TOTAL NPAs
Maryland											
Montgomery	$ 1,573	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 1,573	$ 280	$ 1,853
Prince George's	-	-	1,207	-	-	-	-	-	1,207	696	1,903
Other MD	213	-	-	-	1,339	-	-	-	1,552	265	1,817
Washington DC	1,818	5,754	560	-	6,813	980	15	-	15,940	2,890	18,830
Virginia											
Alexandria	-	-	-	-	-	-	-	-	-	-	-
Arlington	-	-	-	-	-	-	-	-	-	-	-
Fairfax	493	-	-	-	-	-	-	-	493		493
Loudoun	-	-	-	-	-	-	-	-	-	-	-
Prince William	-	-	-	-	-	-	-	-	-	-	-
Other VA	385	-	2,200	247	82	-	-	-	2,914	450	3,364
Other USA	-	-	-	-	-	982	-	-	982	-	982
Total	$ 4,482	$ 5,754	$ 3,967	$ 247	$ 8,234	$ 1,962	$ 15	$ -	$ 24,661	$ 4,581	$ 29,242

Geographic Detail of NPA’s

(Dollar Values in Thousands)	**As of September 30, 2010**	
DEPOSIT TYPE	**Balance**	**% of Total**
Noninterest Bearing	$ 380,167	23%
Interest Bearing Transaction	62,722	4%
Savings & Money Market	693,381	42%
Core CD's	449,700	27%
Wholesale CD's	60,121	4%
Total Deposits	$ 1,646,091	100%

Wholesale CD's 4%
Noninterest Bearing 23%
Core CD's 27%
Interest Bearing Transaction 4%
Savings & Money Market 42%

Commercial focus drives growth of Non-Interest Bearing Demand accounts
Taking market share from regional/super-regional banks, but demanding relationship pricing
Quickly becoming the leading community bank in Washington DC Metro Area
Deposit Composition

(Dollar Values in Thousands)

Security Type	September 30, 2010 Amortized Cost	Gross Unrealized Gain	Gross Unrealized Losses	Estimated Fair Value	Amrt. Cost % of Total Securities
US Treasury Securities	$ -	$ -	$ -	$ -	0.00%
US Government Agency Securities	85,263	1,768	-	87,031	33.99%
Mortgage Backed Securites - GSEs	117,621	3,618	125	121,114	46.89%
Municipal Bonds	47,523	2,891	34	50,380	18.94%
Other Equity Investments	445	-	68	377	0.18%
Total Securities	$ 250,852	$ 8,277	$ 227	$ 258,902	100.00%

Security Type	December 31, 2009 Amortized Cost	Gross Unrealized Gain	Gross Unrealized Losses	Estimated Fair Value	Amrt. Cost % of Total Securities
US Treasury Securities	$ -	$ -	$ -	$ -	0.00%
US Government Agency Securities	75,980	412	285	76,107	32.84%
Mortgage Backed Securites - GSEs	122,076	3,501	181	125,396	52.77%
Municipal Bonds	32,845	717	237	33,325	14.20%
Other Equity Investments	436	-	37	399	0.19%
Total Securities	$ 231,337	$ 4,630	$ 740	$ 235,227	100.00%

Security Type	September 30, 2009 Amortized Cost	Gross Unrealized Gain	Gross Unrealized Losses	Estimated Fair Value	Amrt. Cost % of Total Securities
US Treasury Securities	$ -	$ -	$ -	$ -	0.00%
US Government Agency Securities	61,580	550	23	62,107	30.15%
Mortgage Backed Securites - GSEs	119,918	3,829	2	123,745	58.69%
Municipal Bonds	22,414	999	33	23,380	10.97%
Other Equity Investments	396	-	29	367	0.19%
Total Securities	$ 204,308	$ 5,378	$ 87	$ 209,599	100.00%

 Portfolio has $8.1 million of net unrealized gains at September 30, 2010
 No holdings of GSE equities or bank Trust Preferred or bank Trust Preferred CDOs
 Average life of portfolio is 3.2 years
 Excludes Federal Reserve and Federal Home Loan Bank stock
Conservative Securities Portfolio

EagleBank Market Share Analysis (based on FDIC Summary of Deposits)

WASHINGTON, DC METROPOLITAN AREA

(Dollar Values in Thousands)

Date	Montgomery County	Market Share %	Washington, DC	Market Share %	Fairfax County	Market Share %
EagleBank						
6/30/1999	53,348	0.4%	3	0.0%	n/a	n/a
6/30/2000	112,960	0.7%	4	0.0%	n/a	n/a
6/30/2001	177,196	1.1%	895	0.0%	n/a	n/a
6/30/2002	219,519	1.3%	15,140	0.1%	n/a	n/a
6/30/2003	290,257	1.5%	18,291	0.1%	n/a	n/a
6/30/2004	368,978	1.8%	34,270	0.2%	n/a	n/a
6/30/2005	464,540	2.0%	52,088	0.2%	n/a	n/a
6/30/2006	547,866	2.3%	76,062	0.3%	n/a	n/a
6/30/2007	571,800	2.4%	79,039	0.3%	n/a	n/a
6/30/2008	608,107	2.5%	90,916	0.4%	n/a	n/a
6/30/2009	901,752	3.1%	336,323	1.5%	21,642	0.1%
6/30/2010	940,674	3.2%	594,251	2.2%	45,630	0.1%
1 Yr. Growth Rate	**4.3%**		**76.7%**		**110.8%**	
5 Yr. CGR	**15.2%**		**62.7%**		**n/a**	
Total Market						
6/30/1999	13,349,437		10,903,390		12,412,115	
6/30/2000	15,275,855		11,869,797		14,235,700	
6/30/2001	16,730,125		11,854,683		18,788,344	
6/30/2002	17,548,482		13,366,338		26,512,360	
6/30/2003	19,644,069		15,637,306		29,568,528	
6/30/2004	21,038,931		18,605,335		37,511,823	
6/30/2005	23,082,844		22,629,913		38,116,104	
6/30/2006	23,448,158		24,273,177		39,651,686	
6/30/2007	23,924,773		25,646,306		34,185,448	
6/30/2008	23,954,716		23,437,815		37,597,781	
6/30/2009	28,922,348		23,057,303		42,959,704	
6/30/2010	29,242,363		27,248,500		41,201,113	
1 Yr. Growth Rate	**1.1%**		**18.2%**		**-4.1%**	
5 Yr. CGR	**4.8%**		**3.8%**		**1.6%**

EagleBank Deposit Market Share

Proven Acquisition Capabilities
Evaluated many acquisition opportunities in 12 year history and only pursued one transaction - F&T
Acquisition of F&T completed on August 31, 2008
System conversion successfully completed one week after close
Targeted expense savings achieved in methodical and thoughtful manner, without disrupting relationships with customers
Contributions from key F&T employees have been meaningful
     to relationship growth
Adopted best practices of both companies

Fidelity & Trust Acquisition
Strategic Matters:
 Strong cultural match
 Both institutions were growth oriented
 Both institutions were “high touch”
 Both institutions were “well connected” to community
Financial Matters:
 Stock-for-stock transaction - 1,638,031 shares issued
 Acquisition cost - $13.1 million
 Price to book value 83%

Business Matters:
 Additional six banking offices in Maryland, Washington, DC and Tysons Corner
 79 additional employees
 Total assets acquired:               $471 million
 Total loans acquired:                $361 million
 Total securities acquired:         $ 99 million
 Total deposits acquired:           $385 million
Note: F&T balance sheet data at August 31, 2008.

Minimal Impact from Dodd-Frank Regulatory
Reform
Increase in FDIC Limit to $250,000 is a plus
Revision to FDIC assessment base is a relative benefit to
     community banks
No impact on EagleBank from the Volker Rule
No direct impact on EagleBank from new derivatives rules.
     Impact on overall derivatives markets to be determined
Current organization structure is equipped to manage reporting requirements
Modest impact to Debit and Credit Card fees
New proxy rules are similar to prior experience from TARP

Experienced Senior Management Team

Name	Title/Function	Years in Banking	Years with EGBN
Ronald D. Paul	Chairman, President & CEO	23	12
Robert P. Pincus	Vice Chairman	37	2
Michael T. Flynn	EVP & COO - Eagle Bancorp	39	6
Susan G. Riel	Sr. EVP & COO - EagleBank	34	12
Thomas D. Murphy	President - Retail Banking - EagleBank	37	12
Martha Foulon-Tonat	EVP & Chief Lending Officer	30	12
Janice L. Williams	EVP & Chief Credit Officer	16	7
James H. Langmead	EVP & Chief Financial Officer - Eagle Bancorp & EagleBank	39	5
Laurence E. Bensignor	SVP - Eagle Bancorp	1	1

Ronald D. Paul, Chairman, President and CEO

Mr. Paul, a founder of EagleBank, has served as Chairman since May 2008, and prior to that time was Vice Chairman and Chief Executive Officer since the organization of the Company. He also has served as Chairman of the Board of Directors of the Bank since the organization of the Bank. Since June 2006, he has served as Chief Executive Officer of the Bank. Mr. Paul is also President of Ronald D. Paul Companies and RDP Management, which are engaged in the business of real estate investment and management for office and multi-family properties. Mr. Paul was a director of Allegiance Bank and of Allegiance Banc Corporation from 1990 until its acquisition by F&M, including serving as Vice Chairman of the Board of Directors from 1995. Mr. Paul is also active in various charitable organizations, including serving as Vice Chairman of the Board of Directors of the National Kidney Foundation from 1996 to 1997, and Chairman from 2002 to 2003.

Robert P. Pincus, Vice Chairman of the Board of Directors of Eagle Bancorp, Inc. and EagleBank

Prior to joining the Company in August 2008 upon the acquisition of Fidelity & Trust Financial Corporation ("Fidelity") and its wholly owned subsidiary, Fidelity & Trust Bank ("F&T Bank"), Mr. Pincus served as Chairman of F&T Bank from 2005. He was Chairman of the Board of BB&T, DC Metro Region and was Regional President from 1998 to 2002. From 1991 to 1998, Mr. Pincus was President and Chief Executive Officer of Franklin National Bank of Washington, D.C. From 1986 to 1991, he was the Regional President of the DC metropolitan region of Sovran Bank. From 1971 to 1986, Mr. Pincus was with DC National Bancorp, Inc., where he eventually served as President and Chief Executive Officer, prior to its merger with Sovran Bank. Mr. Pincus also serves as Chairman of the Board of Blackstreet Capital Partners, L.P. and Chairman of Milestone Merchant Partners, LLC. He is a Trustee of the University of Maryland Foundation, Inc. and is a member of the board of directors of Comstock Homebuilding Companies, Inc.

Experienced Management Team

Susan G. Riel, Senior EVP, Chief Operating Officer of EagleBank

Ms. Riel, Senior Executive Vice President - Chief Operating Officer of the Bank, and formerly Chief Administrative Officer. Ms.Riel has been with the bank for 12 years. She previously served as Executive Vice President - Chief Operating Officer of Columbia First Bank, FSB from 1989 until that institution's acquisition by First Union Bancorp in 1995. She is one of the founding officers of EagleBank. Ms. Riel has over 29 years of experience in the commercial banking industry.

Michael T. Flynn, EVP, Chief Operating Officer of Eagle Bancorp, Inc.

Mr. Flynn has been with EagleBank for 6 years and has served as Chief Operating Officer of Eagle Bancorp, Inc, since June 2006. He has over 38 years of experience in the banking industry in the Washington, D.C. and Maryland region. Prior to joining EagleBank, he was the Washington region executive for Mercantile Bankshares Corporation. He previously was the Director of Strategic Planning for Allfirst Financial, Inc., and prior to that, held several executive level positions for Bank of America and predecessor companies. Mr. Flynn is a Director of the Workforce Investment Council of the District of Columbia and the Maryland Banking School.

Thomas D. Murphy, President, Retail Banking Division

Mr. Murphy is one of the founding officers of EagleBank and has been with the bank for 12 years and has served as President – Retail Banking Division of the Bank since August 2009. He served at Allegiance Bank from September 1994, including as Executive Vice President and Chief Operating Officer from December 1995 until November 1997. Prior to his service at Allegiance, he held the same position at First Montgomery Bank from August 1991 until its acquisition by Sandy Spring National Bank of Maryland in December 1993, and was a Vice President of that organization until September 1994. Mr. Murphy has 34 years of experience in the commercial banking industry. Active in community affairs, he is past president of the Bethesda-Chevy Chase Chamber of Commerce.

39

Experienced Management Team

Martha Foulon-Tonat, EVP, Chief Lending Officer

Ms. Foulon-Tonat is one of the founding officers and has been with EagleBank for 12 years. She previously served at Allegiance Bank from January 1990 to December 1997. She was Senior Vice President and Chief Lending Officer. Prior to her service at Allegiance Bank, Ms. Foulon-Tonat served at various commercial banks in the area. She has over 25 years of experience in the commercial banking industry.

Janice L. Williams, EVP, Chief Credit Officer

Ms. Williams, Executive Vice President and Chief Credit Officer of the Bank, has served the Bank as Credit Officer, Senior Credit Officer and Chief Credit Officer for the past 7 years. Prior to employment with the Bank, Ms. Williams was with Capital Bank, Sequoia Bank, and American Security Bank. Additionally, Ms. Williams, a graduate of Georgetown University Law Center and a Member of the Maryland Bar, was previously employed in the private practice of law in Maryland.

James H. Langmead, EVP, Chief Financial Officer, Eagle Bancorp, Inc. and EagleBank

Mr. Langmead, Executive Vice President and Chief Financial Officer of the Company since January 2007, and Executive Vice President and Chief Financial Officer of the Bank since January 2005, previously served as Chief Financial Officer of Sandy Spring Bank and Sandy Spring Bancorp. Mr. Langmead, a CPA, served in various financial and senior management roles with Sandy Spring Bank from 1992 through 2004. Prior to that time, Mr. Langmead managed the finance group at the Bank of Baltimore.

Laurence E. Bensignor, Senior Vice President, Eagle Bancorp, Inc.

Mr. Bensignor recently joined the bank after 29 years in the legal and real estate industries in the Washington, DC area. For ten years, Mr. Bensignor served as Trustee of the Van Metre Family Trusts, the controlling owner of a private, multifaceted real estate organization. Previously, he was a partner and chaired the real estate practice group in the Washington, DC office of the national law firm of Arter & Hadden and formerly was a partner in the Washington, DC law firm of Melrod, Redman & Gartlan. Mr. Bensignor is a Fellow of the American College of Real Estate Lawyers.

Experienced Management Team

Historical Balance Sheet

(Dollar Values in Thousands)	2005	2006	2007	2008	2009	5 Year Compound Growth Rate
Assets						
Cash and Equivalents	$33,996	$33,832	$20,142	$29,837	$117,687	16.1%
Securities Available for Sale	68,050	91,140	87,117	169,079	245,644	30.8%
Total Cash and Securities	102,046	124,972	107,259	198,916	363,331	24.8%
Gross Loans HFI	549,212	625,773	716,677	1,265,640	1,399,310	27.5%
Loan Loss Reserves	5,985	7,373	8,037	18,403	20,619	37.2%
Loans Held for Sale	2,924	2,157	2,177	2,718	1,550	(6.8%)
Total Net Loans	546,151	620,557	710,817	1,249,955	1,380,241	27.3%
Real Estate Owned	-	-	-	909	5,106	100.0%
Total Intangibles	-	-	-	2,348	4,240	100.0%
Total Servicing Rights	-	255	236	185	139	100.0%
Other Assets	24,055	27,667	28,088	44,514	52,447	21.1%
Total Assets	$672,252	$773,451	$846,400	$1,496,827	$1,805,504	26.7%
Liabilities						
Deposits	$568,893	$628,515	$630,936	$1,129,380	$1,460,274	25.9%
FHLB Borrowings	0	30,000	52,000	105,000	50,000	51.2%
Repurchase Agreements	32,139	38,064	76,408	98,802	90,790	30.5%
Bank LOC	-	-	-	-	-	100.0%
Subordinated Debt	-	-	-	12,150	9,300	100.0%
Other Liabilities	6,256	3,956	5,890	9,124	6,819	24.1%
Total Liabilities	607,288	700,535	765,234	1,354,456	1,617,183	26.7%
Equity						
Preferred Equity	-	-	-	36,312	22,612	100.0%
Common Equity	65,584	73,169	80,582	103,707	163,376	22.8%
Net Unrealized Gain	-620	-253	584	2,352	2,333	88.5%
Total Equity	64,964	72,916	81,166	142,371	188,321	26.3%
Total Liabilities and Equity	$672,252	$773,451	$846,400	$1,496,827	$1,805,504	26.7%
Balance Sheet Analysis (%)						
Total Gross Loans/ Total Assets	81.70	80.91	84.67	84.55	77.50	
Loans/ Deposits	96.54	99.56	113.59	112.07	95.83	
Reserves/ Loans	1.09	1.18	1.12	1.45	1.47	
Annualized Growth Rates (%)						
Asset Growth Rate	21.47	15.05	9.43	76.85	20.62	
Loans Held For Investment Grow	32.18	13.94	14.53	76.60	10.56	
Deposit Growth Rate	23.06	10.48	0.39	79.00	29.30

(Dollar Values in Thousands)	Dec 2008	Mar 2009	Jun 2009	Sep 2009	Dec 2009	Mar 2010	Jun 2010	Sep 2010
Assets								
Cash and Equivalents	$29,837	$37,007	$57,657	$111,688	$117,687	$100,367	$121,718	$99,412
Securities Available for Sale	169,079	158,976	177,710	219,652	245,644	264,157	247,402	268,676
Total Cash and Securities	198,916	195,983	235,367	331,340	363,331	364,524	369,120	368,088
Gross Loans HFI	1,265,640	1,267,958	1,313,394	1,317,089	1,399,310	1,427,223	1,504,413	1,530,946
Loan Loss Reserves	18,403	19,051	19,650	19,929	20,619	21,045	21,741	22,240
Loans Held for Sale	2,718	2,832	10,502	1,068	1,550	1,089	24,491	70,889
Total Net Loans	1,249,955	1,251,739	1,304,246	1,298,228	1,380,241	1,407,267	1,507,163	1,579,595
Real Estate Owned	909	3,289	3081	4581	5,106	3,906	3,556	4,581
Total Intangibles	2,348	2,299	4230	4,266	4,240	4,174	4,128	4,081
Total Servicing Rights	185	166	162	181	139	173	149	161
Other Assets	44,514	42,298	43,120	44,177	52,447	52,947	53,149	49,640
Total Assets	$1,496,827	$1,495,774	$1,590,206	$1,682,773	$1,805,504	$1,832,991	$1,937,265	$2,006,146
Liabilities								
Deposits	$1,129,380	$1,148,718	$1,248,230	$1,332,002	$1,460,274	$1,476,939	$1,577,991	$1,646,091
FHLB Borrowings	105,000	60,000	50,000	47,150	50,000	50,000	40,000	40,000
Repurchase Agreements	98,802	120,918	112,163	79,301	90,790	97,837	106,104	99,147
Bank LOC	-	-	-	-	-	-	-	-
Subordinated Debt	12,150	12,150	12,150	12,150	9,300	9,300	9,300	9,300
Other Liabilities	9,124	9,459	22,415	10,654	6,819	6,450	7,127	9,307
Total Liabilities	1,354,456	1,351,245	1,444,958	1,481,257	1,617,183	1,640,526	1,740,522	1,803,845
Equity								
Preferred Equity	36,312	36,374	36,458	37,487	22,612	22,449	22,493	22,537
Common Equity	103,707	105,463	107,693	160,874	163,376	166,864	170,244	174,934
Net Unrealized Gain	2,352	2,692	1,097	3,155	2,333	3,152	4,006	4,830
Total Equity	142,371	144,529	145,248	201,516	188,321	192,465	196,743	202,301
Total Liabilities and Equity	$1,496,827	$1,495,774	$1,590,206	$1,682,773	$1,805,504	$1,832,991	$1,937,265	$2,006,146
Balance Sheet Analysis (%)								
Total Gross Loans/ Total Assets	84.55	84.77	82.59	78.27	77.50	77.86	77.66	76.31
Loans/ Deposits	112.07	110.38	105.22	98.88	95.83	96.63	95.34	93.00
Reserves/ Loans	1.45	1.50	1.50	1.51	1.47	1.47	1.45	1.45
Annualized Growth Rates (%)								
Asset Growth Rate	10.78	-0.28	25.25	23.28	29.17	6.09	14.60	12.56
Loans Held For Investment Grow	32.48	0.73	14.33	1.13	24.97	7.98	15.02	9.67
Deposit Growth Rate	-2.81	6.85	34.65	26.85	38.52	4.56	16.12	15.23

Historical Quarterly Balance Sheet

Historical Income Statement

(Dollar Values in Thousands, except per share data)	2005	2006	2007	2008	2009
Total Interest Income	$ 36,726	$ 50,318	$ 57,077	$ 65,657	$ 84,338
Total Interest Expense	8,008	17,880	23,729	23,676	24,809
Net Interest Income	28,718	32,438	33,348	41,981	59,529
Loan Loss Provision	1,843	1,745	1,643	3,979	7,669
Service Charges on Deposits	1,153	1,386	1,249	2,059	2,898
Gain/Loss on Sale of Loans	1,245	1,114	1,036	426	1,054
Gain/Loss on Sale of Securities	279	124	6	2	1,538
BOLI Revenue	401	406	455	466	463
Other Noninterest Income	920	816	2,440	1,413	1,344
Total Noninterest Income	3,998	3,846	5,186	4,366	7,297
Salaries and Employee Benefits	10,503	12,230	14,167	16,728	20,889
Premises and Equipment Expenses	3,465	3,835	4,829	5,424	7,343
Marketing and Advertising	532	670	552	1,054	1,099
Data Processing	964	1,236	1,231	1,622	2,356
Legal, Accounting and Professional Fees	465	701	613	1,054	2,731
FDIC Insurance	63.00	72.00	449	642	2,743
Other Noninterest Expenses	2,968	3,080	3,080	4,293	5,612
Total Noninterest Expense	18,960	21,824	24,921	30,817	42,773
Net Income Before taxes	11,913	12,715	11,970	11,551	16,384
Income taxes	4,369	4,690	4,269	4,123	5,965
Net Income	7,544	8,025	7,701	7,428	10,419
Preferred Dividends	-	-	-	177	2,307
Net Income Available to Common	$ 7,544	$ 8,025	$ 7,701	$ 7,251	$ 8,112
Earnings per Share - Diluted	$ 0.70	$ 0.74	$ 0.71	$ 0.62	$ 0.55

Historical Quarterly Income Statement

(Dollar Values in Thousands, except per share data)	Dec 2008	Mar 2009	Jun 2009	Sep 2009	Dec 2009	Mar 2010	Jun 2010	Sep 2010
Total Interest Income	$ 20,904	$ 20,067	$ 20,432	$ 21,426	$ 22,413	$ 22,508	$ 23,689	$ 24,421
Total Interest Expense	7,680	6,604	6,112	6,408	5,685	5,285	5,072	4,722
Net Interest Income	13,224	13,463	14,320	15,018	16,728	17,223	18,617	19,699
Loan Loss Provision	1,450	1,566	1,718	1,857	2,528	1,689	2,101	1,962
Service Charges on Deposits	767	738	717	727	716	730	756	814
Gain/Loss on Sale of Loans	20	131	527	292	104	54	197	739
Gain/Loss on Sale of Securities	(52)	132	1,405	-	1	-	573	260
BOLI Revenue	115	114	116	118	115	110	107	108
Other Noninterest Income	412	317	338	349	340	328	377	412
Total Noninterest Income	1,262	1,432	3,103	1,486	1,276	1,222	2,010	2,333
Salaries and Employee Benefits	5,270	5,305	5,044	5,128	5,412	5,675	5,969	6,549
Premises and Equipment Expenses	1,861	1,875	1,827	1,798	1,843	2,092	2,612	2,021
Marketing and Advertising	734	315	242	228	313	247	281	391
Data Processing	470	547	575	658	576	615	643	697
Legal, Accounting and Professional Fees	398	590	787	664	690	574	952	655
FDIC Insurance	243	441	1,474	550	278	634	701	692
Other Noninterest Expenses	1,532	1,220	1,624	1,254	1,515	1,626	1,979	1,924
Total Noninterest Expense	10,508	10,293	11,573	10,280	10,627	11,463	13,137	12,929
Net Income Before taxes	2,528	3,036	4,132	4,367	4,849	5,293	5,389	7,141
Income taxes	867	961	1,481	1,625	1,898	1,902	1,942	2,375
Net Income	1,661	2,075	2,651	2,742	2,951	3,391	3,447	4,766
Preferred Dividends	177	583	589	595	540	320	324	327
Net Income Available to Common	$ 1,484	$ 1,492	$ 2,062	$ 2,147	$ 2,411	$ 3,071	$ 3,123	$ 4,439
Earnings per Share - Diluted	$ 0.12	$ 0.12	$ 0.16	$ 0.15	$ 0.12	$ 0.15	$ 0.16	$ 0.22

GAAP Reconciliation

	September 30,	December 31,	September 30,	December 31,	March 31,	June 30,	September 30,
(dollars in thousands except per share data)	2008	2008	2009	2009	2010	2010	2010

Common stockholders' equity	$ 100,593	$ 105,259	$ 164,975	$ 165,709	$ 170,016	$ 174,250	$ 179,764
Less: Intangible assets	(2,863)	(2,533)	(4,447)	(4,379)	(4,347)	(4,277)	(4,242)
Tangible common equity	$ 97,730	$ 102,726	$ 160,528	$ 161,330	$ 165,669	$ 169,973	$ 175,522

Book value per common share	$ 7.93	$ 8.34	$ 8.46	$ 8.48	$ 8.66	$ 8.87	$ 9.14
Less: Intangible book value per common share	(0.23)	(0.27)	(0.23)	(0.22)	(0.22)	(0.22)	(0.22)
Tangible book value per common share	$ 7.70	$ 8.07	$ 8.23	$ 8.26	$ 8.44	$ 8.65	$ 8.92

Total assets	$ 1,457,545	$ 1,496,827	$ 1,682,773	$ 1,805,504	$ 1,832,991	$ 1,937,265	$ 2,006,146
Less: Intangible assets	(2,863)	(2,533)	(4,447)	(4,379)	(4,347)	(4,277)	(4,242)
Tangible assets	$ 1,454,682	$ 1,494,294	$ 1,678,326	$ 1,801,125	$ 1,828,644	$ 1,932,988	$ 2,001,904

Tangible common equity ratio	6.72%	6.87%	9.56%	8.96%	9.06%	8.79%	8.77%

Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per common share are non-GAAP financial measures derived from GAAP-based amounts. We calculate tangible common equity to tangible assets by excluding the balance of intangible assets common stockholders' equity and dividing by tangible assets. We calculate tangible book value per common share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which we calculate by dividing common stockholders' equity by common shares outstanding. We believe that this information is important to shareholders' as tangible equity is a measure that is consistent with the calculation of capital for bank regulatory purposes, which excludes intangible assets from the calculation of risk based ratios.